AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 2007
                           1933 Act File No. 333-6849
                           1940 Act File No. 811-07677
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

                        Pre-Effective Amendment No.       [    ]

                        Post-Effective Amendment No.      [ 14 ]
                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

                               Amendment No.              [ 16 ]

                        (Check appropriate box or boxes)

                          PROFIT FUNDS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         8401 Colesville Road, Suite 320
                          Silver Spring, Maryland 20910
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (301) 650-0059

                                Eugene A. Profit
                          Profit Investment Management
                         8401 Colesville Road, Suite 320
                          Silver Spring, Maryland 20910
                     (Name and Address of Agent for Service)

                                   Copies to:
                                 David M. Leahy
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/   / immediately upon filing pursuant to paragraph (b)
/ X / on February 1, 2007 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph (a)(1)
/   / on (date) pursuant to paragraph (a)(1)
/   / 75 days after filing pursuant to paragraph (a)(2)
/   / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/   / This post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

[GRAPHIC OMITTED]    PROFIT FUNDS INVESTMENT TRUST
                     8401 Colesville Road, Suite 320
                     Silver Spring,  Maryland 20910
                     301-650-0059
                                                                      PROSPECTUS

                                                                FEBRUARY 1, 2007

                            THE PROFIT FUND (PVALX)

     The Profit Fund (the "Fund") seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     Profit Investment Management (the "Adviser") serves as the investment adviser to the Fund and manages the Fund's investments.

     THE NAME "PROFIT" IS DERIVED FROM THE NAME OF THE FOUNDER AND PRINCIPAL SHAREHOLDER OF THE ADVISER, EUGENE A. PROFIT, AND IS NOT INTENDED AS AN INDICATION OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND.

     This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

TABLE OF CONTENTS
================================================================================
Risk/Return Summary ........................................................   1
Expense Information ........................................................   6
How to Purchase Shares .....................................................   7
How to Redeem Shares .......................................................  10
Dividends and Distributions ................................................  11
Taxes ......................................................................  12
Management of the Fund .....................................................  13
Distribution Plan ..........................................................  14
Calculation of Share Price .................................................  14
Financial Highlights .......................................................  16
Privacy Policy Disclosure ..................................................  17
For More Information ................................................ back cover
 ------------------------------------------------------------------------------
              For Information or Assistance in Opening An Account,
           Please Call: Nationwide (Toll-Free)...........888-744-2337
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
     The Fund seeks a long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
     The Fund's investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined, valuation process to select stocks generally having the following characteristics:

o low price/earnings ratios relative to a company's sector or historical performance;

o    strong balance sheet ratios;

o    high return on capital; and/or

o    low price/earnings growth ratios relative to a company's sector.

     In the Adviser's opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser's opinion, average "earnings" performance by such companies can result in superior stock performance, and disappointing "earnings" should result in minimal negative stock performance.

     After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

o    the stock is overvalued relative to other investments;

o    the stock has met the Adviser's earnings expectations;

o    political,   economic,   or  other  events   could  affect  the   company's
     performance; and

o    the Adviser has identified a more attractive opportunity.

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

     Normally, the Fund will invest at least 65% of its total assets in common stocks. The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in convertible preferred stocks and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

     When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
     The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from conditions impacting the stock market generally. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

STYLE RISK. The Adviser's approach generally focuses on stocks believed to be selling at a discount relative to the market and its peers while having strong growth characteristics. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus appreciate in value. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. In addition, different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

MANAGER RISK. The Adviser's method of security selection may not be successful and the Fund may underperform the market as a whole.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small and medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

CREDIT AND INTEREST RATE RISK. Although not a principal risk, the Fund may also be subject to credit and interest rate risks. Preferred stocks and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

PERFORMANCE SUMMARY

     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the last 10 years, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below and on the following page reflects fee waivers by the Adviser; had advisory fees not been waived, returns would be less than those shown.


                               [GRAPHIC OMITTED]


23.58%  32.55%  27.62%  -4.22% -10.56%  -24.69%  34.92%  13.03%   3.13%   9.85%
 1997    1998    1999    2000    2001     2002    2003    2004    2005    2006

     During the period shown in the bar chart, the highest return for a quarter was 30.98% during the quarter ended December 31, 1998 and the lowest return for a quarter was -20.64% during the quarter ended September 30, 2001.

     The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
----------------------------------------------------------------
     The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                           1 Year   5 Years  10 Years
                                           -------  -------  --------
THE PROFIT FUND
  Return Before Taxes                        9.85%    5.41%    8.83%
  Return After Taxes on Distributions        9.33%    5.23%    8.51%
  Return After Taxes on Distributions
   and Sale of Fund Shares                   7.10%    4.66%    7.75%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                       15.79%    6.19%    8.42%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

EXPENSE INFORMATION
================================================================================
     This table describes the fees and expenses you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

     Sales Charge (Load) Imposed on Purchases...................    None
     Contingent Deferred Sales Charge (Load)....................    None
     Sales Charge (Load) Imposed on Reinvested Dividends........    None
     Redemption Fee.............................................    None(1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees............................................   1.25%
     Distribution (12b-1) Fees..................................   0.10%(2)
     Other Expenses.............................................   1.88%(3)
                                                                  ------
     Total Annual Fund Operating Expenses.......................   3.23%
     Fee Waivers and Expense Reimbursements.....................   1.48%(4)
                                                                  ------
     Net Expenses...............................................   1.75%(5)
                                                                  ======

(1) A wire transfer fee of $15 is charged in the case of redemptions paid by wire transfer. This fee is subject to change.

(2) The Fund has adopted a plan of distribution under which the Fund may incur expenses related to the distribution of its shares. The annual limitation for payment of such expenses under the plan is 0.25% of the Fund's average daily net assets. However, the Fund incurred distribution expenses of 0.10% during its most recent fiscal year.

(3) Other Expenses includes the indirect expenses from the Fund's investments in other investment companies. The total of such expenses was less than 0.01% of the average net assets of the Fund.

(4) The Adviser has contractually agreed to waive its management fees and/or reimburse Fund expenses so that the Fund's annual operating expenses do not exceed 1.75% through at least February 1, 2008.

(5) The Net Expense information has been restated to reflect the contractually agreed upon expense cap.


EXAMPLE
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that all expense limitations remain in effect only for the period ended February 1, 2008. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year     3 Years     5 Years    10 Years
                  ------     -------     -------    --------
                   $ 178      $  857     $ 1,560     $ 3,429

HOW TO PURCHASE SHARES
================================================================================
     INITIAL INVESTMENTS. Your initial investment in the Fund must be at least $2,500 ($1,000 for tax-deferred retirement plans). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with Ultimus Fund Distributors, LLC, the Fund's principal underwriter (the "Distributor"). You may also make a direct initial investment by sending a check and a completed account application form to The Profit Fund, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "The Profit Fund." An account application is included in this Prospectus.

     All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

     By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

     You may also purchase shares of the Fund by wire transfer. Please telephone Ultimus Fund Solutions, LLC, the Fund's transfer agent (the "Transfer Agent") (Nationwide call toll-free 1-888-744-2337) for instructions. You should be prepared to mail or fax us a completed, signed account application. If the Fund does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open and transmitted to the Transfer Agent on that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value determined on the following business day.

     ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. Additional purchase requests must include your name and account number to ensure proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund or your broker-dealer.

     AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. In order to participate in this service, your initial investment must meet the stated investment minimums ($2,500 taxable accounts/$1,000 tax-deferred accounts). Subsequent investments must be at least $50 under the plan. The Fund pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

     ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases and redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the right to limit the amount of investments and to refuse to sell shares to any person.

     The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     ANTI-MONEY LAUNDERING COMPLIANCE. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the share price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

     If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

     FREQUENT TRADING POLICIES. Excessive, short-term trading practices may disrupt portfolio management strategies, harm Fund performance and increase expenses. The Board of Trustees has adopted certain policies to discourage certain types of trading in Fund shares that may be harmful to the Fund and its shareholders. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order it regards as disruptive to efficient portfolio management such as from investors that have a history of abusive trading or whose trading has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution. The Fund does not accommodate frequent purchases or redemptions of Fund shares.

     The Fund uses all reasonable means available to ensure restrictions on frequent trading are applied uniformly. When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund may seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including, but not limited to, prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent-trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

     Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

     You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within seven days after receipt in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

     You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please see your brokerage firm or financial institution's program information to understand what is required to redeem shares.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Fund for more information about ACH transactions.

     AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-744-2337 for additional information.

     ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

         The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or $1,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

         The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value. When the Fund redeems "in kind," you may incur brokerage costs and the securities you receive are subject to fluctuations in value until the securities are sold.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
     The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --  income distributions and capital gains distributions reinvested in additional shares

Income Option -- income distributions paid  in cash; capital gains distributions reinvested in additional shares

Cash Option --   income distributions  and capital  gains distributions  paid in cash

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

TAXES
================================================================================
     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

     Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

     If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

     You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

MANAGEMENT OF THE FUND
================================================================================
     The Fund is a diversified series of Profit Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Profit Investment Management (the "Adviser"), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1996 and has approximately $1 billion in assets under management as of December 31, 2006. Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser.

     The Fund pays the Adviser a fee equal to the annual rate of 1.25% of the average value of the Fund's daily net assets. The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent necessary to limit the Fund's ordinary operating expenses to 1.75% of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation until at least February 1, 2008.

     A discussion regarding the basis for the Trustees approving the Fund's investment advisory contract with the Adviser is available in the Fund's semiannual report for the period ended March 31, 2006.

PORTFOLIO MANAGER

     Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 31, 1997. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February 1996.

     The Fund's Statement of Additional Information contains further details about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

DISTRIBUTION PLAN
================================================================================
     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


CALCULATION OF SHARE PRICE
================================================================================
     On each day that the Fund is open for business, the net asset value of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

     The Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges for which market quotations are readily available are valued at the closing sales price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities quoted by NASDAQ are valued at the NASDAQ Official Closing

Price, (iii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, and (iv) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's calculation of NAV but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended September 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, are included in the September 30, 2006 annual report to shareholders, which is available, without charge, upon request. The information for years ended prior to September 30, 2005 was audited by other independent auditors.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
================================================================================================================
                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                              SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2006          2005          2004          2003          2002
================================================================================================================
Net asset value at beginning of year........  $   19.34     $   17.61     $   15.41     $   11.85     $   14.38
                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment loss.......................      (0.29)        (0.15)        (0.18)        (0.32)        (0.25)
  Net realized and unrealized gains
   (losses) on investments..................       1.64          1.88          2.38          3.88         (2.28)
                                              ---------     ---------     ---------     ---------     ---------
Total from investment operations............       1.35          1.73          2.20          3.56         (2.53)
                                              ---------     ---------     ---------     ---------     ---------

Less distributions:
   From net realized gains from
   security transactions....................      (0.50)           --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------

Net asset value at end of year..............  $   20.19     $   19.34     $   17.61     $   15.41     $   11.85
                                              =========     =========     =========     =========     =========

Total return(a).............................      7.10%         9.82%        14.28%        30.04%       (17.59%)
                                              =========     =========     =========     =========     =========

Net assets at end of year (000's)...........  $  10,941     $  11,655     $   6,886     $   3,595     $   3,124
                                              =========     =========     =========     =========     =========

Ratio of net expenses to
   average net assets(b)....................      2.45%         2.45%         2.54%         3.61%         2.25%

Ratio of net investment loss to
   average net assets.......................     (1.41%)       (0.77%)       (1.15%)       (2.28%)       (1.46%)

Portfolio turnover rate.....................        32%           65%           33%           30%           53%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.23%, 3.37%, 3.70%, 5.59% and 4.72% for the years ended September 30, 2006, 2005, 2004, 2003 and 2002, respectively.

================================================================================
PRIVACY POLICY DISCLOSURE
================================================================================

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT
We collect the following nonpublic information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION
We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

CONFIDENTIALITY AND SECURITY
We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

================================================================================

FOR MORE INFORMATION
================================================================================

PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

INVESTMENT ADVISER
PROFIT INVESTMENT MANAGEMENT
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

ADMINISTRATOR/TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-744-2337

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety in the Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquires about the Fund, please call 1-888-744-2337. The Fund also makes available the SAI and annual and semiannual reports on the Fund's website at www.profitfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-07677

                          PROFIT FUNDS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 THE PROFIT FUND

                                February 1, 2007


                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
The Trust ..................................................................   2
Investment Policies and Risk Considerations ................................   3
Investment Limitations .....................................................   9
Trustees and Officers ......................................................  10
The Investment Adviser .....................................................  12
The Distributor ............................................................  15
Distribution Plan ..........................................................  15
Transfer Agent..............................................................  16
Principal Security Holders..................................................  17
Custodian ..................................................................  17
Independent Registered Public Accounting Firm ..............................  18
Legal Counsel ..............................................................  18
Securities Transactions ....................................................  18
Code of Ethics..............................................................  19
Proxy Voting Policies.......................................................  19
Disclosure of Portfolio Holdings............................................  19
Portfolio Turnover .........................................................  21
Calculation of Share Price .................................................  22
Taxes ......................................................................  22
Redemption in Kind .........................................................  25
Historical Performance Information..........................................  25
Financial Statements........................................................  26
Appendix A: Description of Ratings..........................................  27
Appendix B: Proxy Voting Policies and Procedures............................  30


     This Statement of Additional Information supplements the Prospectus offering shares of The Profit Fund (the "Fund"). The Fund is a series of Profit Funds Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus of the Fund dated February 1, 2007, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. This Statement of Additional Information incorporates by reference information from the Fund's Annual Report to shareholders for the fiscal year ended September 30, 2006. A free copy of the Fund's Prospectus and Annual Report may be obtained by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers one series of shares to investors, The Profit Fund (the "Fund"). Prior to February 1, 2004, the name of the Fund was the Profit Value Fund.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, the investment adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     The investment objective of the Fund is to provide investors with a long-term total return, consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

     A more detailed discussion of some of the investment policies and strategies of the Fund appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally recognized statistical rating organization (i.e., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P")) or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such  short-term   credits  as  are  necessary  for  the  clearance  of
transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                              the Fund
                                 Position(s)   Length    Principal Occupation During the                      Complex
                                  Held with    of Time   Past 5 Years and Directorships                      Overseen by
Name, Address and Age             the Trust    Served         Of Public Companies                             Trustee
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Eugene A. Profit (age 42)        President     Since    President, Chief Executive Officer and Chief            1
8401 Colesville Road             and Trustee    June     Investment Officer of Profit Investment
Suite 320                                       1996     Management, the investment adviser to the Trust
Silver Spring, Maryland 20910
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Robert M. Milanicz (age 58)        Trustee      Since    Assistant Controller of the American                    1
750 First Street, NE                           October   Psychological Association.
Washington, D.C. 20002                          1996
---------------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr. (age 43)    Trustee      Since    Managing Director and Chief Executive Officer of        1
300 E. Lombard Street                          October   Carnegie Morgan Co. (a privately held investment
Suite 1111                                      1996     firm); Co-Managing Member of Touchstone Partners
Baltimore, Maryland 21202                                LLC (a private equity fund)
---------------------------------------------------------------------------------------------------------------------------
Deborah T. Owens (age 47)          Trustee      Since    President of Owens Media Group, LLC (a company          1
8630 Eastern Morning Run                       October   that develops investment education programs) and
Laurel, Maryland 20723                          1998     a radio talk show host and seminar presenter;
                                                         Market Development Leader for Allstate Insurance
                                                         Company
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

**Michelle Q. Profit (age 41)       Chief       Since    Chief Compliance Officer of the Trust and the
8401 Colesville Road             Compliance    October   Adviser.  Prior to July 2004, a Financial
Suite 320                          Officer      2004     Advocacy Attorney with the Credit Union National
Silver Spring, Maryland 20910                            Association
---------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 49)           Vice        Since    Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450     President    October   (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                          2001     Distributors, LLC (a registered broker-dealer)
---------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 45)            Treasurer     Since    Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450                  October   and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246                          2001
---------------------------------------------------------------------------------------------------------------------------
John F. Splain (age 50)           Secretary     Since    Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450                  October   and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246                          2001
---------------------------------------------------------------------------------------------------------------------------

     * Mr. Profit, as an affiliated person of Profit Investment Management, the Trust's investment adviser, is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     **   Michelle Q. Profit is the wife of Eugene A. Profit.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are Robert M. Milanicz, Larry
E. Jennings, Jr. and Deborah T. Owens. The Board of Trustees has no nominating or compensation committee.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended September 30, 2006.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended September 30, 2006.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                               Dollar Range of            Aggregate Dollar
                             Fund Shares Owned         Range of Shares of All
Name of Trustee                  by Trustee           Funds Overseen by Trustee
--------------------------------------------------------------------------------
Eugene A. Profit               Over $100,000               Over $100,000
Robert M. Milanicz              $1--$10,000                 $1--$10,000
Larry E. Jennings, Jr.         Over $100,000               Over $100,000
Deborah T. Owens                    None                        None

     TRUSTEE COMPENSATION. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended September 30, 2006 to each of the Trustees:

                                                                                   Total
                           Aggregate          Pension or     Estimated Annual   Compensation
                          Compensation        Retirement       Benefits Upon    From Fund and
Trustee                  From the Fund     Benefits Accrued     Retirement      Fund Complex
-------                  -------------     ----------------     ----------      ------------
Eugene A. Profit*            None               None               None             None
Robert M. Milanicz          $1,000              None               None            $1,000
Larry E. Jennings, Jr.      $1,000              None               None            $1,000
Deborah T. Owens             $500               None               None             $500

  *  Interested person of the Trust as defined in the 1940 Act.

THE INVESTMENT ADVISER
----------------------

     Profit Investment Management (the "Adviser"), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, performs portfolio management and other services for the Fund pursuant to a Management Agreement. The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others. Eugene A. Profit and Dr. Joseph A. Quash, as controlling shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Dr. Quash is Mr. Profit's father-in-law.

     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. During the fiscal years ended September 30, 2006, 2005 and 2004, the Fund accrued advisory fees of $141,010, $141,989 and $77,198, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser waived $88,155, $105,711 and $71,428 of its advisory fees during fiscal 2006, 2005 and 2004, respectively.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement will remain in force until November 30, 2007 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The Adviser has contractually agreed to waive its advisory fees and/or reimburse operating expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to the annual rate of 1.75% per annum of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation until at least February 1, 2008.

     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

PORTFOLIO MANAGER

The Fund's portfolio manager is Eugene A. Profit. Mr. Profit has served as Portfolio Manager since November 1, 1997. In this role he is responsible for all aspects of investment management for the Fund, including the day-to-day purchase and sale decisions.

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2006)

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated by the following table.

---------------------------------------------------------------------------------------------------------------------
                                                     Number                         Number of      Total Assets in
  Name of                                             of      Total Assets in     Accounts with     Accounts with
  Portfolio                                         Accounts      Accounts         Advisory Fee      Advisory Fee
  Manager                Type of Accounts            Managed      Managed            Based on          Based on
                                                                                   Performance       Performance
---------------------------------------------------------------------------------------------------------------------
Eugene A. Profit    Registered investment companies:    2       $29.6 million           0                $ 0
                    Other pooled investment vehicles:   1      $131.2 million           0                $ 0
                    Other accounts:                    79      $916.9 million           1            $5.7 million
---------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     Actual or potential conflicts of interest may arise when the Portfolio Manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Portfolio Manager or the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted trading policies designed to reduce the possibility of one account being favored over another. Furthermore, the Adviser does not believe that any material conflicts of interest exist as a result of Mr. Profit managing both the Fund and the other accounts listed above with respect to their investment strategies. The investment strategies of the Fund and the other accounts managed by Mr. Profit do not materially conflict in any way.

     In a situation where the Adviser recommends the purchase or sale of the same portfolio security for the Fund and its other clients, it is the policy of the Adviser to allocate purchases and sales among the Fund and the other accounts in a manner which the Adviser deems equitable, taking into consideration such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. When the Adviser aggregates client trades, this could have the adverse affect that the Fund, or the other accounts, would not be able to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

     Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His investment(s) may create an incentive for the Portfolio Manager to favor one account over another. To avoid personal trading conflicts of interest, the Adviser has adopted a Code of Ethics that governs the personal trading of the Portfolio Manager. The Code of Ethics is designed to protect the interests of the Fund and the Adviser's other clients.

COMPENSATION

     The Portfolio Manager, being a principal owner of the Adviser, is compensated based on the overall success of the Adviser, which includes its services to the Fund. The Portfolio Manager's compensation from the Adviser is not based on a fixed salary, but rather on the pre-tax profits of the Adviser. The Adviser also provides the Portfolio Manager, along with all other eligible employees, a health care plan and a retirement plan option.

OWNERSHIP OF FUND SHARES

     The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Manager as of September 30, 2006.

        ----------------------------------------------------------------

               Name of                      Dollar Value of Fund
          Portfolio Manager               Shares Beneficially Owned
        ----------------------------------------------------------------
        Eugene A. Profit                     $100,001 - $500,000
        ----------------------------------------------------------------


THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to June 13, 2005, the Fund charged a front-end sales load on purchases of Fund shares. During the fiscal year ended September 30, 2005, the aggregate commissions collected on sales of Fund shares were $8,617, of which $8,128 was paid to E.S. Marks & Company, Inc., a broker-dealer affiliated with the Adviser, $111 was paid to unaffiliated broker-dealers in the selling network, and $378 was retained by the Distributor. During the fiscal year ended September 30, 2004, the aggregate commissions collected on sales of Fund shares were $6,065, of which $3,966 was paid to E.S. Marks & Company, Inc., $1,489 was paid to unaffiliated broker-dealers in the selling network, and $610 was retained by the Distributor.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of such shares. Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of shares, including payments to securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Fund's transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan. During the fiscal year ended September 30, 2006, the Fund incurred distribution expenses of $11,077, all of which was paid as compensation to the Distributor and other broker-dealers for the sale and retention of Fund shares.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the growth, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized. While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data,
internal  regulatory   compliance  services  and  executive  and  administrative
services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, ..10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

     During the fiscal year ended September 30, 2006, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $18,000, $30,000 and $24,000, respectively. During the fiscal year ended September 30, 2005, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $18,000, $30,000 and $24,000, respectively. During the fiscal year ended September 30, 2004, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $13,500, $22,500 and $18,000, respectively.

PRINCIPAL SECURITY HOLDERS
--------------------------

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of January 3, 2007.

-----------------------------------------------------------------------------------------------------------------
                                                                                                       Type of
Name and Address                                      Shares                % Ownership                Ownership
----------------                                      ------                -----------                ---------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
National Financial Services LLC                       64,161                   11.7%                   Record
FBO its customers
200 Liberty Street
1 World Financial Centre
New York, New York 10281
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Barbara L. Bowles                                     38,578                    7.0%                  Beneficial
5015 South Ellis Avenue
Chicago, Illinois 60615
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Orchard Trust Company LLC                             36,437                    6.6%                   Record
C/O Fascor LLC
8515 East Orchard Road
Greenwood Village, Colorado 80111
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Charles Peters                                        48,317                    8.8%                  Beneficial
1786 Golf Ridge Drive South
Bloomfield, Michigan 48302
-----------------------------------------------------------------------------------------------------------------

     As of January 3, 2007, the Trustees and officers of the Trust as a group owned of record or beneficially 3.0% of the outstanding shares of the Fund.

CUSTODIAN
---------

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank acts as the Fund's depository, keeps safe its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2007. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid brokerage commissions of $9,695, $17,718 and $5,274, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended September 30, 2006, the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $2,894,372 and $3,492, respectively.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

CODE OF ETHICS
--------------

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES
---------------------

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-744-2337, or on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

     The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Fund, who found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance, portfolio information is disclosed to these organizations with a minimum 15-day lag. Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

 ---------------------------------------------------------------------------------------------------------------------

                                                                                          RECEIPT OF COMPENSATION OR
 NAME OF RATING                                        TIMING OF RELEASE AND CONDITIONS   OTHER CONSIDERATION BY THE
 OR RANKING ORGANIZATION     INFORMATION PROVIDED           OR RESTRICTIONS ON USE        FUND OR AFFILIATED PARTY
---------------------------------------------------------------------------------------------------------------------
 Morningstar, Inc.           CUSIP, description,       Provided monthly, with a 30-day               None
                             shares/par, market value  lag. No formal conditions or
                                                       restrictions.
---------------------------------------------------------------------------------------------------------------------
 Lipper, Inc.                CUSIP, description,       Provided monthly, with a 30-day               None
                             shares/par                lag.  No formal conditions or
                                                       restrictions.  Lipper has indicated
                                                       that it will not trade based on the
                                                       Fund's portfolio information, and it
                                                       prohibits its employees from any
                                                       such trading.
---------------------------------------------------------------------------------------------------------------------
 Bloomberg L.P.              CUSIP, shares/par,        Provided quarterly, with a 15-day             None
                             market value              lag.  No formal conditions or
                                                       restrictions.   Bloomberg has
                                                       indicated that it requires all
                                                       employees to sign confidentiality
                                                       agreements acknowledging all
                                                       information received during their
                                                       employment must be used for
                                                       legitimate business purposes only.
---------------------------------------------------------------------------------------------------------------------
 Standard & Poors, Inc.      CUSIP, description,       Provided monthly, with a 30-day               None
                             shares/par, market        lag.  No formal conditions or
                             value, coupon, maturity   restrictions.  S&P has indicated
                             date, % of total net      that its employees assets are required to
                                                       follow a code of business conduct
                                                       that prohibits them from using
                                                       portfolio information for anything
                                                       other than performing their job
                                                       responsibilities; S&P employees
                                                       must certify annually that they have
                                                       followed this code of business
                                                       conduct.
---------------------------------------------------------------------------------------------------------------------
 Thomson Financial           CUSIP, shares/par,        Provided quarterly, with a 15-day             None
                             market value, cost basis  lag.  No formal conditions or
                                                       restrictions.   Thomson Financial
                                                       has indicated that it requires all
                                                       employees to sign confidentiality
                                                       agreements  acknowledging that all
                                                       information received during their
                                                       employment must be used for
                                                       legitimate business purposes only.
---------------------------------------------------------------------------------------------------------------------

o The Fund's policies relating to disclosure of holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund. Below is a table that lists each service provider receiving portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

------------------------------------------------------------------------------------------------------
  TYPE OF SERVICE PROVIDER         FREQUENCY OF ACCESS TO                     RESTRICTIONS ON USE
                                   PORTFOLIO INFORMATION
------------------------------------------------------------------------------------------------------
Adviser                                 Daily                                Contractual and Ethical
------------------------------------------------------------------------------------------------------
Administrator and Distributor           Daily                                Contractual and Ethical
------------------------------------------------------------------------------------------------------
Custodian                               Daily                                Contractual and Ethical
------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                  Ethical
------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board            Ethical
                                        meetings, and if a legal issue
                                        regarding the portfolio
                                        requires counsel's review
------------------------------------------------------------------------------------------------------
Printers                                Twice a year - printing of           No formal restrictions in
(Financial Graphic Services, Inc.)      semi-annual and annual               place.  Printer receives
                                        reports                              portfolio at about time
                                                                             filed with the SEC -
                                                                             approximately 60 days
                                                                             old by the time received.
------------------------------------------------------------------------------------------------------
Broker/dealers through which Fund       Daily access to the relevant         Contractual and Ethical
purchases and sells portfolio           purchase and/or sale - no
securities                              broker/dealer has access to the
                                        Fund's entire portfolio
------------------------------------------------------------------------------------------------------

o The CCO may approve other arrangements under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO must inform the Board of Trustees of any such arrangements approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

o In a situation where a conflict of interest exists between the Fund, the Fund's shareholders, and a party seeking portfolio information, no disclosure will be permitted until the conflict has been presented by the CCO to the Fund's Independent Trustees. The Independent Trustees must approve such disclosure prior to the release of the portfolio information.

o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended September 30, 2006, 2005 and 2004, the Fund's portfolio turnover rate was 32%, 65% and 33%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ
Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price if available, otherwise at the last quoted bid price. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

     The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2006, the Fund had a capital loss carryforward of $92,508, which expires September 30, 2010. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.
Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Shareholders are advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

         Where:
         P  =   a hypothetical initial payment of $1,000
         T  =   average annual total return
         n  =   number of years
         ERV =  ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for the periods ended September 30, 2006:


                                                                 Since Inception
                                       One Year     Five Years   (Nov. 15, 1996)
                                       --------     ----------   --------------
Return Before Taxes                      7.10%         7.57%          8.69%
Return After Taxes on Distribution       6.70%         7.49%          8.41%
Return After Taxes on Distributions
   and Sale of Fund Shares               5.12%         6.56%          7.62%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the cumulative return of the Fund for the period since inception (November 15, 1996) to September 30, 2006 is 127.60%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three year period ended September 30, 2006 is 10.36%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

FINANCIAL STATEMENTS
--------------------

     The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2006.

APPENDIX A: DESCRIPTION OF RATINGS
----------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the NRSRO's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continually reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - An issue rated C is a non-paying issue of preferred stock.

     D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

     NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES
------------------------------------------------

                        Profit Funds Investment Trust and
                          Profit Investment Management

                      Proxy Voting Policies and Procedures
                      ------------------------------------

Profit Funds Investment Trust (the "Trust") and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to Profit Investment Management ("PIM") the responsibility of overseeing voting policies and decisions for The Profit Fund. PIM's proxy voting principles for The Profit Fund and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------

PIM will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue. However, PIM will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------

PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of PIM's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and

PIM shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis. A report shall be made to the Fund's Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors
----------------------------------
PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent registered public accounting firm
---------------------------------------------------------
PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

Equity-based compensation plans
-------------------------------
PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following  structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

PIM will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock grants  instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------
PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
PIM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Proxy voting process
--------------------
PIM has designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. The Proxy Director utilizes the services of Institutional Shareholder Services ("ISS") to assist its analysis of voting issues and the actual voting of proxies. ISS has been provided a copy of this Policy and has been instructed by the Proxy Director to use it in voting portfolio securities. Records will be maintained regarding the voting of proxies under these policies and procedures.


Amended January 1, 2006

                                 THE PROFIT FUND






                                  PROFIT FUNDS
                               ------------------

                                [GRAPHIC OMITTED]

                               ------------------
                                INVESTMENT TRUST
                                      PVALX








                                  ANNUAL REPORT
                               September 30, 2006

THE PROFIT FUND
LETTER TO SHAREHOLDERS
================================================================================

November 1, 2006

Dear Profit Fund Shareholders:

This past year has been marked by many changes. The price at the pump is finally a positive for consumer spending and the economy. Meanwhile, the Federal Reserve has stopped raising interest rates, giving equity investors reason to invest funds in the market.

During the fiscal year ended September 30, 2006, the Profit Fund returned 7.10 percent versus the S&P 500 Index's 10.79 percent return. The graphic and table below show the historical performance (in percentage terms) of the Profit Fund and the S&P 500 Index over each fiscal year since 1999:

                      The Profit Fund vs. The S&P 500 Index
               (Total Returns for Fiscal Years Ended September 30)


                               [GRAPHIC OMITTED]


                   1999    2000     2001     2002    2003    2004    2005  2006
================================================================================
THE PROFIT FUND   42.52%  26.14%  -31.37%  -17.59%  30.04%  14.28%  9.82%  7.10%
S&P 500 INDEX     27.80%  13.28%  -26.62%  -20.49%  24.40%  13.87% 12.25% 10.79%

MARKET REVIEW
The best performing sector in fiscal year 2005 was Energy. In 2006, Energy made a much smaller splash: the Energy sector of the S&P 500 Index rose 3.52 percent during the year. Energy prices rose as the U.S. economy's growth roared after Hurricanes Katrina and Rita. The changeover at refineries to ethanol-based additives drove gasoline prices higher in the summer. Finally, the war between Israel and Hezbollah exacerbated fears of supply cuts in the Middle East. The end of the war and the mild hurricane season helped send crude oil prices to below $60 per barrel.

The best performing sector in the S&P 500 Index was the Telecomm sector. That sector has a small weight in the S&P 500 Index (3.22%) but was helped by some merger and acquisition activity. AT&T announced that it planned to acquire BellSouth Corporation (though AT&T still waits for a final vote from the Federal Communications Commission). Speculation ran rampant that Verizon may respond to AT&T's acquisition by acquiring Qwest Communications--sending Qwest's shares higher.

The Financial sector, which turned in a mediocre performance in 2005, was a top performer in 2006. Many top investment banks like J.P. Morgan and Merrill Lynch reported strong earnings growth during the year. Also, the Federal Reserve's decision to pause in its interest rate hiking spree gave investors hope that the next rate move by the Fed may be down and not up.

The worst performing sector in the S&P 500 Index was the Information Technology sector. Dell Computer Corporation, which reported slumping sales and profitability, led the way down with a -33.22% return during the fiscal year ending September 30, 2006. Also performing poorly were Intel Corporation (which saw market share losses to competitor AMD) and eBay Inc. (which took a gamble by paying $2.60 billion for online communication software provider Skype).

FUND PERFORMANCE
The Profit Fund underperformed the S&P 500 Index (the "Index") during fiscal year 2006, primarily due to weakness in its investments in the Financial and Consumer Discretionary sectors. However, the Fund benefited from positions in the Technology and Consumer Staples sectors.

Our portfolio is underweight the Financial sector versus the Index. Many of the securities in the Index do not represent compelling values when compared to other parts of the market. Our positions in MGIC Investment Corp. and Countrywide Financial were hit due to the slowing housing market. Both companies provide financing for homebuyers.

We were also hurt by the Consumer Discretionary sector. Specifically, our position in XM Satellite Radio was hit after the company faced intense competition by Sirius Satellite Radio. Sirius promoted heavily after it acquired radio personality Howard Stern and XM was forced to increase its spending to maintain market share. We chose to exit our position in the company due to poor share price performance.

Our Technology sector positions helped offset some of this weakness. Not only were we overweight the Tech sector, but we also chose technology issues which rose more than comparable issues within the Index. Our positions rose 23% on average versus the Index's positions which rose 3.29% on average. Shares of Nvidia, for example, were up 72.64% during the fiscal year ending September 30, 2006.

Another top sector contributor was the Consumer Staples sector. "Consumer Staples" refers to companies such as grocery stores and drug retailers (staples that we could not do without). Our sector positions rose 13.53% versus the Index sector positions which rose 10.97%. Shares of Pepsi Bottling Group, a security in the Fund, rose 25.86% on the back of strong sales and earnings expectations. The company said it sold 4% more cases of drinks than it did in the year-ago period and that revenues per case rose 4% versus the year-ago period.

PURCHASES AND SALES
During the fiscal year, we bought or increased our stakes in the following companies, among others:

o 3M COMPANY: The diversified manufacturer, whose products include Post-It notes, is benefiting from the rise in flat screen televisions. 3M produces optical films in liquid crystal displays (LCDs).

o AFLAC: The insurance company is heavily exposed to the Japanese market, providing the portfolio with diversification to foreign markets which may not be strongly correlated to the U.S. market.

o APPLE COMPUTER: The popular maker of iPods is reinventing itself and its image. The company is now aggressively pushing to steal more market share away from traditional PC manufacturers (such as Dell and Hewlett Packard). Apple Computers now use Intel chips and can run almost any application that a PC can run.

o CEPHALON: Cephalon is clearly not a household name, but it should be. The company develops drugs to treat and manage neurological diseases, sleep disorders, cancer and addiction. The company is growing earnings and sales at a double digit rate.

o COLGATE-PALMOLIVE: Colgate-Palmolive, a Consumer Staples firm, should do well if the economy slows in 2007--as we believe it will. Consumers typically do not cut back their spending on consumer staple items--like toothpaste and soap--if their wallets are growing thin.

o DEVON ENERGY: Devon Energy is a natural gas and oil explorer and producer. We picked up shares after a rapid decline in the firm's share price. That decline proved to be temporary and we are already profitable in the name.

o FEDEX: FedEx is expanding its foreign operations in China and elsewhere. The company has consistently performed whereas competitor UPS has fallen on tough times.

o MOTOROLA: The cell phone manufacturer is a "best of breed" company, meaning it is the top cell phone manufacturer in the world today. Motorola remains on the cutting edge with its recent phone introductions. Despite trading at an above-average market multiple, we feel shares have more room to grow.

o SYMANTEC: The software maker of Norton anti-virus was a weak performer in 2005. However, we saw shares trade for depressed levels that were unjustified.

During the fiscal year, we sold or decreased our stakes in the following companies, among others:

o AETNA: We sold the health insurance company as revenues began to decline and margins eroded.

o BANK OF AMERICA: We exited our position in Bank of America in January of 2006 due to the uncertain interest rate outlook.

o BARR PHARMACEUTICALS: We sold shares of generic drug manufacturer Barr Pharmaceuticals near its all-time peak. Shares of the company had reached a fair valuation, prompting our sales.

o EBAY: The online auctioneer's purchase of Skype for $2.60 billion was ill-advised in our opinion. The company is also facing increased competition in international markets, which are important for the company's growth opportunities.

o FRIEDMAN BILLINGS RAMSEY: We reduced our exposure to the investment bank Freidman Billings Ramsey. While shares are undervalued, there are no major catalysts that may propel the stock price higher in the near-term.

o MGIC INVESTMENT CORP.: We exited from MGIC Investment Corp. due to the company's exposure to the housing sector and poor share price performance.

o NVIDIA: We lightened up in our position of Nvidia after shares reached new highs and our valuation target.

o PITNEY BOWES: We exited Pitney Bowes due to deteriorating fundamentals. Earnings growth, for example, had become anemic.

o POLARIS INDUSTRIES: The popular maker of ATVs, snowmobiles and motorcycles fell on tough times after a warmer-than-expected winter. Though we have confidence in the management team, we recognized shares lacked a catalyst and hence were likely to underperform the general market.

o SYSCO CORPORATION: We lightened up our position in Sysco Corporation, a major distributor of food across North America. The spinach scare we recently saw will likely hurt short-term results.

o XM SATELLITE RADIO: We exited our position in XM Satellite Radio due to the company's aggressive spending. While we understood management's motivation to spend advertising dollars to maintain market share in the face of a blitz by Sirius Satellite Radio, we were concerned by the magnitude of that spending spree.

OUTLOOK
Portfolio managers often view the market in terms of three time periods: (1) the near-term; (2) intermediate-term and (3) long-term. Below is our outlook with respect to each.

o In the near-term, equity markets are being buoyed by the Fed's decision to pause in its interest rate hiking spree. Economic growth continues to be moderate with inflation pressures (in the form of energy prices) coming under control. Hence, the near-term is likely to see a continuation of the equity rally seen last quarter.

o The intermediate-term time frame (one-year to three years) is less certain. The Fed's rate-hiking spree may have caused a larger contraction than intended. Already, we are seeing home sales continue their weakness which, we maintain, has a stronger effect on the economy than a market decline.

o Longer-term, one must consider the deficits the U.S. will face once baby boomers begin to retire en masse. Social Security, Medicare and pension payments will skyrocket and the government will be forced to raise taxes, cut benefits or some combination of the above.

We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in the Profit Fund investment style. We look forward to serving your investment needs for many years to come.

Sincerely,

Eugene A. Profit
President


IMPORTANT INFORMATION

Authorized for distribution only if preceded or accompanied by a prospectus. This Letter to Shareholders seeks to describe the Fund manager's current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance may be lower or higher than the performance data quoted. For performance information through the most recent month end please contact the Fund at 1-888-744-2337.

Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

THE PROFIT FUND
================================================================================
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE PROFIT FUND AND THE STANDARD & POOR'S 500 INDEX (UNAUDITED)


                                [GRAPHIC OMITTED]

               The Profit Fund              Standard & Poor's 500 Index
               ---------------              ---------------------------
            11/15/96   $  10,000               11/15/96    $  10,000
            12/31/96      10,240               12/31/96       10,068
            03/31/97      10,430               03/31/97       10,338
            06/30/97      11,650               06/30/97       12,143
            09/30/97      12,880               09/30/97       13,052
            12/31/97      12,655               12/31/97       13,427
            03/31/98      13,778               03/31/98       15,300
            06/30/98      13,929               06/30/98       15,805
            09/30/98      12,806               09/30/98       14,233
            12/31/98      16,773               12/31/98       17,264
            03/31/99      18,981               03/31/99       18,125
            06/30/99      18,971               06/30/99       19,402
            09/30/99      18,252               09/30/99       18,191
            12/31/99      21,406               12/31/99       20,897
            03/31/00      23,332               03/31/00       21,377
            06/30/00      22,704               06/30/00       20,809
            09/30/00      23,023               09/30/00       20,607
            12/31/00      20,503               12/31/00       18,995
            03/31/01      18,591               03/31/01       16,742
            06/30/01      19,909               06/30/01       17,722
            09/30/01      15,800               09/30/01       15,120
            12/31/01      18,338               12/31/01       16,736
           3/31/2002      18,097              3/31/2002       16,782
           6/30/2002      15,613              6/30/2002       14,534
           9/30/2002      13,020              9/30/2002       12,023
          12/31/2002      13,811             12/31/2002       13,037
           3/31/2003      13,636              3/31/2003       12,627
           6/30/2003      15,987              6/30/2003       14,570
           9/30/2003      16,932              9/30/2003       14,956
          12/31/2003      18,635             12/31/2003       16,777
           3/31/2004      19,250              3/31/2004       17,061
           6/30/2004      19,316              6/30/2004       17,354
           9/30/2004      19,349              9/30/2004       17,030
          12/31/2004      21,063             12/31/2004       18,602
           3/31/2005      20,767              3/31/2005       18,203
           6/30/2005      21,030              6/30/2005       18,452
           9/30/2005      21,250              9/30/2005       19,117
          12/31/2005      21,722             12/31/2005       19,516
           3/31/2006      22,726              3/31/2006       20,337
           6/30/2006      21,937              6/30/2006       20,044
           9/30/2006      22,760              9/30/2006       21,181

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                      (for periods ended September 30, 2006)

                                       1 YEAR     5 YEARS   SINCE INCEPTION(b)
                                       ------     -------   ---------------
The Profit Fund                         7.10%      7.57%        8.69%
Standard & Poor's 500 Index            10.79%      6.97%        7.90%
--------------------------------------------------------------------------------

     (a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

     (b)  Initial public offering of shares commenced on November 15, 1996.

THE PROFIT FUND
================================================================================
                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                            AS OF SEPTEMBER 30, 2006
                                   (UNAUDITED)


                               [GRAPHIC OMITTED]


                                     The
                                    Profit          S&P 500
                                     Fund            Index
                                  ----------       ----------
Consumer Discretionary               5.7%            10.1%
Consumer Staples                    11.1%             9.6%
Energy                               4.8%             9.4%
Financials                          11.8%            22.2%
Health Care                         18.5%            12.7%
Industrials                         24.6%            10.9%
Information Technology              23.7%            15.3%
Materials                            0.0%             2.9%
Telecommunication Services           0.0%             3.5%
Utilities                            0.0%             3.4%



                        THE PROFIT FUND TOP TEN HOLDINGS
                               September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------
                                                            % OF
              SECURITY DESCRIPTION                       NET ASSETS
              --------------------                       ----------
              Danaher Corp.                                 3.9%
              Cisco Systems, Inc.                           3.6%
              XTO Energy, Inc.                              3.2%
              General Electric Co.                          3.2%
              Gilead Sciences, Inc.                         3.2%
              Adobe Systems, Inc.                           3.1%
              American Standard Cos., Inc.                  3.1%
              General Dynamics Corp.                        3.0%
              Wal-Mart Stores, Inc.                         3.0%
              United Technologies Corp.                     2.9%

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006
================================================================================

ASSETS
Investments in securities:
  At acquisition cost ...........................................  $  8,910,539
                                                                   ============
  At value (Note 2) .............................................  $ 10,965,632
Receivable for capital shares sold ..............................         3,950
Receivable for investment securities sold .......................           262
Dividends receivable ............................................         5,217
Other assets ....................................................        10,451
                                                                   ------------
  TOTAL ASSETS ..................................................    10,985,512
                                                                   ------------

LIABILITIES
Payable to Adviser (Note 4) .....................................        18,666
Payable to Administrator (Note 4) ...............................         6,000
Payable to Chief Compliance Officer (Note 4) ....................         3,000
Other accrued expenses and liabilities ..........................        16,678
                                                                   ------------
  TOTAL LIABILITIES..............................................        44,344
                                                                   ------------

NET ASSETS.......................................................  $ 10,941,168
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital .................................................  $  8,784,649
Undistributed net realized gains from security transactions .....       101,426
Net unrealized appreciation on investments ......................     2,055,093
                                                                   ------------
NET ASSETS ......................................................  $ 10,941,168
                                                                   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ....................       541,944
                                                                   ============

Net asset value, offering price, and redemption price per share..  $      20.19
                                                                   ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006
================================================================================
INVESTMENT INCOME
  Dividends .....................................................  $    117,910
                                                                   ------------

EXPENSES
  Investment advisory fees (Note 4) .............................       141,010
  Professional fees .............................................        42,042
  Compliance fees (Note 4) ......................................        36,234
  Accounting services fees (Note 4) .............................        30,000
  Administration fees (Note 4) ..................................        24,000
  Transfer agent fees (Note 4) ..................................        18,000
  Postage and supplies ..........................................        13,641
  Insurance expense .............................................        13,600
  Registration fees .............................................        12,520
  Distribution expense (Note 4) .................................        11,077
  Custodian fees ................................................         7,315
  Reports to shareholders .......................................         5,781
  Trustees' fees ................................................         2,500
  Other expenses ................................................         6,815
                                                                   ------------
    TOTAL EXPENSES...............................................       364,535
  Fees waived by the Adviser (Note 4)............................      ( 88,155)
                                                                   ------------
    NET EXPENSES.................................................       276,380
                                                                   ------------

NET INVESTMENT LOSS .............................................     ( 158,470)
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions .................       431,642
  Net change in unrealized appreciation/depreciation on
   investments...................................................       491,133
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS.................       922,775
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS.......................  $    764,305
                                                                   ============

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                         YEAR          YEAR
                                                         ENDED         ENDED
                                                    SEPTEMBER 30,  SEPTEMBER 30,
                                                         2006          2005
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss .............................. $  ( 158,470) $   ( 87,381)
  Net realized gains from security transactions ....      431,642       617,993
  Net change in unrealized appreciation/depreciation
    on investments .................................      491,133       379,576
                                                     ------------  ------------
Net increase in net assets from operations .........      764,305       910,188
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains from security transactions    ( 293,636)           --
                                                     ------------  ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net assets received in conjunction with
    fund merger (Note 1) ...........................           --     5,278,621
  Proceeds from shares sold ........................      488,697       582,123
  Reinvestment of distributions to shareholders.....      292,008            --
  Payments for shares redeemed......................  ( 1,965,307)  ( 2,001,766)
                                                     ------------  ------------
Net increase (decrease) in net assets
  from capital share transactions...................  ( 1,184,602)    3,858,978
                                                     ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............    ( 713,933)    4,769,166

NET ASSETS
  Beginning of year.................................   11,655,101     6,885,935
                                                     ------------  ------------
  End of year....................................... $ 10,941,168  $ 11,655,101
                                                     ============  ============

ACCUMULATED NET INVESTMENT INCOME................... $         --  $         --
                                                     ============  ============
CAPITAL SHARE ACTIVITY
  Shares issued in conjunction with fund merger
    (Note 1)........................................           --       285,841
  Shares sold.......................................       24,624        31,071
  Shares issued in reinvestment of
    distributions to shareholders...................       15,153            --
  Shares redeemed...................................    ( 100,327)    ( 105,344)
                                                     ------------  ------------
  Net increase (decrease) in shares outstanding.....     ( 60,550)      211,568
  Shares outstanding, beginning of year ............      602,494       390,926
                                                     ------------  ------------
  Shares outstanding, end of year...................      541,944       602,494
                                                     ============  ============



See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

=================================================================================================

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
-------------------------------------------------------------------------------------------------
                                              Year       Year       Year       Year       Year
                                             Ended      Ended      Ended      Ended      Ended
                                           Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
                                              2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------
 Net asset value at beginning of year..... $   19.34  $   17.61  $   15.41  $   11.85  $   14.38
                                           ---------  ---------  ---------  ---------  ---------

 Income (loss) from investment operations:
   Net investment loss....................     (0.29)     (0.15)     (0.18)     (0.32)     (0.25)
   Net realized and unrealized gains
    (losses) on investments...............      1.64       1.88       2.38       3.88      (2.28)
                                           ---------  ---------  ---------  ---------  ---------
 Total from investment operations.........      1.35       1.73       2.20       3.56      (2.53)
                                           ---------  ---------  ---------  ---------  ---------

 Less distributions:
   From net realized gains from
   security transactions..................    ( 0.50)        --         --         --         --
                                           ---------  ---------  ---------  ---------   --------

 Net asset value at end of year........... $   20.19  $   19.34  $   17.61  $   15.41  $   11.85
                                           =========  =========  =========  =========  =========

 Total return(a)..........................     7.10%      9.82%     14.28%     30.04%    (17.59%)
                                           =========  =========  =========  =========  =========

 Net assets at end of year (000's)........ $  10,941  $  11,655  $   6,886  $   3,595  $   3,124
                                           =========  =========  =========  =========  =========
 Ratio of net expenses to
   average net assets(b)..................     2.45%      2.45%      2.54%      3.61%      2.25%

 Ratio of net investment loss to
   average net assets.....................    (1.41%)    (0.77%)    (1.15%)    (2.28%)    (1.46%)

 Portfolio turnover rate..................       32%        65%        33%        30%        53%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.23%, 3.37%, 3.70%, 5.59% and 4.72% for the years ended September 30, 2006, 2005, 2004, 2003 and 2002, respectively (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006
================================================================================
  SHARES  COMMON STOCKS -- 99.8%                                       VALUE
--------------------------------------------------------------------------------
          AEROSPACE & DEFENSE -- 7.9%
   4,600  General Dynamics Corp. ...............................  $     329,682
   4,008  Rockwell Collins, Inc. ...............................        219,799
   5,000  United Technologies Corp. ............................        316,750
                                                                  -------------
                                                                         866,231
                                                                  -------------
          AIR FREIGHT & LOGISTICS -- 2.4%
   2,443  FedEx Corp. ..........................................        265,505
                                                                  -------------

          BEVERAGES -- 1.8%
   5,600  Pepsi Bottling Group, Inc. (The) .....................        198,800
                                                                  -------------
          BIOTECHNOLOGY -- 5.8%
   4,027  Amgen, Inc.(a) .......................................        288,051
   5,025  Gilead Sciences, Inc.(a) .............................        345,218
                                                                  -------------
                                                                         633,269
                                                                  -------------
          BUILDING PRODUCTS -- 3.1%
   8,050  American Standard Cos., Inc. .........................        337,858
                                                                  -------------

          COMMUNICATIONS EQUIPMENT -- 1.4%
   5,929  Motorola, Inc. .......................................        148,225
                                                                  -------------

          COMPUTERS & PERIPHERALS -- 5.1%
   3,640  Apple Computer, Inc.(a) ..............................        280,389
  23,516  EMC Corp.(a) .........................................        281,722
                                                                  -------------
                                                                         562,111
                                                                  -------------
          DIVERSIFIED FINANCIAL SERVICES -- 7.5%
   3,000  American Express Co. .................................        168,240
       3  Berkshire Hathaway, Inc. - Class A(a) ................        287,400
   6,108  Countrywide Financial Corp. ..........................        214,024
   1,538  Legg Mason, Inc. .....................................        155,123
                                                                  -------------
                                                                         824,787
                                                                  -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.6%
   3,600  Garmin Ltd. ..........................................        175,608
  12,150  Western Digital Corp.(a) .............................        219,915
                                                                  -------------
                                                                         395,523
                                                                  -------------

          FOOD & DRUG RETAILING -- 4.4%
   4,900  McCormick & Co., Inc. ................................        186,102
   6,725  Walgreen Co. .........................................        298,523
                                                                  -------------
                                                                         484,625
                                                                  -------------
          HEALTH CARE EQUIPMENT & SUPPLIES -- 4.9%
  10,500  Cytyc Corp.(a) .......................................        257,040
   5,934  Medtronic, Inc. ......................................        275,575
                                                                  -------------
                                                                         532,615
                                                                  -------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES  COMMON STOCKS -- 99.8% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
          HEALTH CARE PROVIDERS & SERVICES -- 4.9%
   4,540  Aetna, Inc. .........................................   $     179,557
   3,200  Quest Diagnostics, Inc. ..............................        195,712
   3,272  UnitedHealth Group, Inc. .............................        160,982
                                                                  -------------
                                                                         536,251
                                                                  -------------
          HOUSEHOLD PRODUCTS -- 4.8%
   3,258  Colgate-Palmolive Co. ................................        202,322
   6,594  Wal-Mart Stores, Inc. ................................        325,216
                                                                  -------------
                                                                         527,538
                                                                  -------------
          INDUSTRIAL CONGLOMERATES -- 8.7%
   2,362  3M Co. ...............................................        175,780
   6,161  Danaher Corp. ........................................        423,076
   9,940  General Electric Co. .................................        350,882
                                                                  -------------
                                                                         949,738
                                                                  -------------
          INTERNET SOFTWARE & SERVICES -- 3.6%
  16,972  Cisco Systems, Inc.(a) ...............................        390,356
                                                                  -------------

          INSURANCE -- 4.2%
   4,345  AFLAC, Inc. ..........................................        198,827
   3,000  Hartford Financial Services Group, Inc. (The) ........        260,250
                                                                  -------------
                                                                         459,077
                                                                  -------------
          LEISURE EQUIPMENT & PRODUCTS -- 1.0%
   2,201  Carnival Corp. .......................................        103,513
                                                                  -------------

          MACHINERY -- 2.4%
   4,000  Caterpillar, Inc. ....................................        263,200
                                                                  -------------

          MEDIA -- 2.7%
   9,647  Walt Disney Co. (The) ................................        298,189
                                                                  -------------

          OIL, GAS & CONSUMABLE FUELS -- 4.8%
   2,723  Devon Energy Corp. ...................................        171,957
   8,333  XTO Energy, Inc. .....................................        351,069
                                                                  -------------
                                                                         523,026
                                                                  -------------
          PHARMACEUTICALS -- 2.9%
   3,708  Barr Pharmaceuticals, Inc.(a) ........................        192,594
   1,987  Cephalon, Inc.(a) ....................................        122,697
                                                                  -------------
                                                                         315,291
                                                                  -------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.4%
  11,000  Intel Corp. ..........................................        226,270
   8,790  NVIDIA Corp.(a) ......................................        260,096
                                                                  -------------
                                                                         486,366
                                                                  -------------
          SPECIALTY RETAIL -- 2.0%
   9,000  Staples, Inc. ........................................        218,970
                                                                  -------------
          SOFTWARE -- 5.5%
   9,101  Adobe Systems, Inc.(a) ...............................        340,832
  12,388  Symantec Corp.(a) ....................................        263,617
                                                                  -------------
                                                                         604,449
                                                                  -------------

          TOTAL COMMON STOCKS (Cost $8,870,420) ................  $  10,925,513
                                                                  -------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES  MONEY MARKET FUNDS -- 0.4%                                   VALUE
--------------------------------------------------------------------------------
  20,059  Evergreen Institutional Cash Portfolio - Government ..  $      20,059
  20,060  Fidelity Institutional Cash Portfolio - Government ...         20,060
                                                                  -------------
          TOTAL MONEY MARKET FUNDS (Cost $40,119) ..............  $      40,119
                                                                  -------------

          TOTAL INVESTMENT SECURITIES AT VALUE -- 100.2%
          (Cost $8,910,539) ....................................  $  10,965,632

          LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) .......      ( 24,464)
                                                                  -------------

          NET ASSETS -- 100.0% .................................. $  10,941,168
                                                                  =============


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
================================================================================

1.  ORGANIZATION

The Profit Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies
(that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

On November 19, 2004, the Fund consummated a tax-free merger with the Lake Forest Core Equity Fund (the Lake Forest Fund). Pursuant to the terms of the agreement governing the merger, each share of the Lake Forest Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Lake Forest Fund as of November 19, 2004 ($18.47 and $23.35, respectively), resulting in a conversion ratio of 1.264179 shares of the Fund for each share of the Lake Forest Fund. The Fund thus issued 285,841 shares to shareholders of the Lake Forest Fund. Net assets of the Fund and the Lake Forest Fund as of the merger date were $7,269,723 and $5,278,621, including unrealized appreciation (depreciation) of $1,562,530 and ($111,577), respectively. In addition, the Lake Forest Fund's net assets included accumulated net realized losses of $568,640. Total net assets immediately after the merger were $12,548,344.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
by and under the general supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income-- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended September 30, 2006 was long-term capital gains. There were no distributions during the year ended September 30, 2005.

Contingencies and commitments -- The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2006:
--------------------------------------------------------------------------------

Cost of portfolio investments  .................................... $ 8,910,539
                                                                    ===========
Gross unrealized appreciation ..................................... $ 2,196,461
Gross unrealized depreciation .....................................    (141,368)
                                                                    -----------
Net unrealized appreciation........................................ $ 2,055,093
Capital loss carryforwards subject to limitations .................    ( 92,508)
Undistributed long-term gains .....................................     193,934
                                                                    -----------
Accumulated earnings ...............................................$ 2,156,519
                                                                    ===========
--------------------------------------------------------------------------------
The primary difference between book basis and tax basis distributable earnings is the different book and tax treatments of short term capital gains and the timing limitations on the utilization of capital loss carryforwards acquired through the Lake Forest Fund merger.

During the year ended September 30, 2006, the Fund utilized $238,066 of capital loss carryforwards acquired through the Lake Forest Fund merger to offset current year realized gains.

As of September 30, 2006, the Fund had a capital loss carryforward acquired in the merger with the Lake Forest Fund of $92,508, which expires September 30, 2010. The capital loss carryforward can not be used to offset pre-acquisition market value gains until September 30, 2010.

For the year ended September 30, 2006, the Fund reclassified accumulated net investment loss of $158,470 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2006, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $3,535,262 and $5,251,740, respectively.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC, the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

The Chief Compliance Officer (the CCO) of the Trust is an affiliate of the Adviser. The Fund pays the CCO $36,000 annually for her services as CCO to the Trust. In addition, the Fund reimburses the CCO for out-of-pocket expenses.

MANAGEMENT AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser has contractually agreed, until at least February 1, 2007, to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). As a result of the Expense Cap, the Adviser waived $88,155 of its investment advisory fees during the year ended September 30, 2006.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. Accordingly, Ultimus received $24,000 of administration fees for the year ended September 30, 2006.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. Accordingly, Ultimus received $30,000 of accounting fees for the year ended September 30, 2006.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. Accordingly, Ultimus received $18,000 of transfer agent fees for the year ended September 30, 2006. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually for its services from the Fund.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund paid distribution expenses of $11,077 under the Plan during the year ended September 30, 2006.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees
Profit Funds Investment Trust
Silver Spring, Maryland

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of beneficial interest in Profit Funds Investment Trust, including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2004 have been audited by other auditors, whose report dated November 24, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                           /s/ Briggs, Bunting & Dougherty, LLP

                                           BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
November 14, 2006

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2006) and held until the end of the period (September 30, 2006).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                                    Beginning          Ending        Expenses
                                  Account Value     Account Value   Paid During
                                  April 1, 2006     Sept. 30, 2006   Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,001.50       $12.29
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00         $1,012.78       $12.36
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 2.45% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended September 30, 2006. On December 30, 2005, the Fund declared and paid a long-term capital gain distribution of $0.50 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), this capital gain distribution made by the Fund was subject to a maximum tax rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 2005 Form 1099-DIV.

CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)
================================================================================
On May 26, 2005, PricewaterhouseCoopers LLP resigned as the Trust's independent registered public accounting firm. On September 19, 2005, the Trust engaged Briggs, Bunting & Dougherty, LLP as the Fund's new independent registered public accounting firm. The selection of Briggs, Bunting & Dougherty, LLP was approved by the Trust's audit committee and ratified by the Board of Trustees.

PricewaterhouseCoopers LLP's reports on the Fund's financial statements for the fiscal years ended September 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PricewaterhouseCoopers LLP's resignation, there were no disagreements between the Trust and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                        POSITION HELD     LENGTH OF
  TRUSTEE                 ADDRESS                                 AGE   WITH THE TRUST    TIME SERVED
-------------------------------------------------------------------------------------------------------
*Eugene A. Profit         8401 Colesville Road, Suite 320         42    President and     Since
                          Silver Spring, MD  20910                      Trustee           June 1996
-------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.    250 South President Street, Suite 150   43    Trustee           Since
                          Baltimore, MD  21202                                            October 1996
-------------------------------------------------------------------------------------------------------
Robert M. Milanicz        750 First Street, NE                    58    Trustee           Since
                          Washington, DC  20002                                           October 1996
-------------------------------------------------------------------------------------------------------
Deborah T. Owens          8630 Eastern Morning Run                47    Trustee           Since
                          Laurel, MD 20723                                                October 1998
-------------------------------------------------------------------------------------------------------
**Michelle Q. Profit      8401 Colesville Road, Suite 320         41    Chief Compliance  Since
                          Silver Spring, MD 20910                       Officer           October 2004
-------------------------------------------------------------------------------------------------------
Robert G. Dorsey          225 Pictoria Drive, Suite 450           49    Vice President    Since
                          Cincinnati, OH 45246                                            October 2001
-------------------------------------------------------------------------------------------------------
Mark J. Seger             225 Pictoria Drive, Suite 450           44    Treasurer         Since
                          Cincinnati, OH 45246                                            October 2001
-------------------------------------------------------------------------------------------------------
John F. Splain            225 Pictoria Drive, Suite 450           50    Secretary         Since
                          Cincinnati, OH 45246                                            October 2001
-------------------------------------------------------------------------------------------------------

* Eugene A. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or
(3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm). In addition, he is Co-Managing Member of Touchstone Partners LLC (a private equity fund).

Robert M. Milanicz is Assistant Controller of the American Psychological Association.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter. In addition, from August 2005 to present she is a Market Development Leader for Allstate Insurance Company.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser. Prior to July 2004, she was a Financial Advocacy Attorney with the Credit Union National Association.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.



OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                         PROFIT FUNDS INVESTMENT TRUST
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910

                         BOARD OF TRUSTEES
                         Eugene A. Profit
                         Larry E. Jennings, Jr.
                         Robert M. Milanicz
                         Deborah T. Owens

                         INVESTMENT ADVISER
                         PROFIT INVESTMENT MANAGEMENT
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910
                         (301) 650-0059

                         ADMINISTRATOR/TRANSFER AGENT
                         ULTIMUS FUND SOLUTIONS, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707

                         SHAREHOLDER SERVICE
                         Nationwide: (Toll-Free) 888-744-2337



This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current fund prospectus.

                          PROFIT FUNDS INVESTMENT TRUST

PART C.   OTHER INFORMATION
          --------------------------------

Item 23.  Exhibits
          ----------

          (a) (i) Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996
               (ii) Amendment  to  Agreement  and  Declaration  of  Trust  dated
                    January  22,   2004--Incorporated  herein  by  reference  to
                    Registrant's Post-Effective Amendment No. 13 filed on December 2, 2005

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (c)  Incorporated  herein by reference to Agreement and Declaration of
               Trust  and  Bylaws   filed  on  June  21,  1996  as  exhibits  to
               Registrant's initial Registration Statement

          (d) (i) Management Agreement with Profit Investment Management-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 1, 1998
               (ii)Addendum  to  Management  Agreement  with  Profit  Investment
                   Management--Filed herewith

          (e)  Distribution    Agreement   with   Ultimus   Fund   Distributors,
               LLC--Incorporated    herein   be   reference   to    Registrant's
               Post-Effective Amendment No. 9 filed on January 15, 2002

          (f)  Inapplicable

          (g)  Custody    Agreement--Incorporated   herein   by   reference   to
               Registrant's Pre-Effective Amendment No. 2 filed on November 8, 1996

          (h)  (i)  Administration   Agreement  with  Ultimus  Fund   Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 11 filed on January 28, 2004
               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 11 filed on January 28, 2004
              (iii) Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus   Fund   Solutions,   LLC--Incorporated   herein  by
                    reference to  Registrant's  Post-Effective  Amendment No. 11 filed on January 28, 2004

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Pre-Effective Amendment No. 2 filed on November 8, 1996

          (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (m) Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (n)  Inapplicable

          (o)  Reserved

          (p)  (i)  Code  of  Ethics  of   Registrant   and  Profit   Investment
                    Management--Filed  herewith
               (ii) Code of Ethics  of  Ultimus  Fund  Distributors,  LLC--Filed
                    herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VII of the Registrant's Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Profit Investment Management (the "Adviser"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall be indemnified and held harmless for any loss, damage or expense reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement, for all of which exceptions Distributor shall be liable to Registrant. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          The Adviser is registered as an investment adviser and provides investment advisory services to the Registrant as well as individuals, trusts and corporate and institutional clients.

          The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

            Eugene A. Profit--President and Chief Investment Officer of the Adviser

            Michelle Quash Profit--Secretary and Chief Compliance Officer of the Adviser

Item 27.  Principal Underwriters
          ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

               Williamsburg Investment Trust        The GKM Funds
               The Shepherd Street Funds, Inc.      The Berwyn Funds
               Hussman Investment Trust             Oak Value Trust
               Veracity Funds                       TFS Capital Investment Trust
               The Destination Funds                Schwartz Investment Trust
               The Cutler Trust                     Black Pearl Funds
               Church Capital Investment Trust      Guerite Funds
               Surgeons Diversified Investment Fund Centurion Investment Trust CM Advisers Family of Funds

          (b)                      Position with        Position with
               Name                Distributor          Registrant
               ----------------    ---------------      ------------------
               Robert G. Dorsey    President/Managing   Vice President
                                   Director

               John F. Splain      Secretary/Managing   Secretary
                                   Director

               Mark J. Seger       Treasurer/Managing   Treasurer
                                   Director

               Theresa M. Bridge   Vice President       Assistant Treasurer

               Wade R. Bridge      Vice President       Assistant Secretary

               Steven F. Nienhaus  Vice President       None

               Tina H. Bloom       Vice President       None

               Craig J. Hunt       Vice President       Assistant Vice President

          The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

          (c)  Not applicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its offices located at 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not applicable

Item 30.  Undertakings
          ------------
          Not applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Silver Spring and State of Maryland, on the 29th day of January, 2007.



                                   PROFIT FUNDS INVESTMENT TRUST

                                   By:   /s/  Eugene A. Profit
                                         -------------------------------------
                                         Eugene A. Profit
                                         President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                      Title                Date

/s/  Eugene A. Profit                   President            January 29, 2007
-----------------------------------     and Trustee
Eugene A. Profit

/s/  Mark J. Seger
-----------------------------------     Treasurer            January 29, 2007
Mark J. Seger


-----------------------------------     Trustee         /s/ John F. Splain
Larry E. Jennings, Jr.*                                 ------------------------
                                                        John F. Splain
-----------------------------------     Trustee         Attorney-in-fact*
Robert M. Milanicz*                                     January 29, 2007

-----------------------------------     Trustee
Deborah T. Owens*

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION

23(d)(ii)     Addendum to Management Agreement with Profit Investment Management

23(j)         Consent of Independent Registered Public Accounting Firm

23(p)(i)      Code of Ethics of Registrant and Profit Investment Management

23(p)(ii)     Code of Ethics of Ultimus Fund Distributors, LLC